[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                   EXHIBIT 10.17

                                SUPPLY AGREEMENT

                                     between

                            biosyn Arzneimittel GmbH
                             Schorndorfer Strasse 32
                                D-70734 Fellbach

                                       and

                              Genitope Corporation
                               525 Penobscot Drive
                         Redwood City, California 94063
                                       USA

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

THIS AGREEMENT IS MADE ON

BETWEEN:

1. BIOSYN ARZNEIMITTEL Gmbh, a company incorporated in Germany, whose registered office is at Schorndorfer Strasse 32, D-70734 Fellbach, Germany ("BIOSYN"); and

2. GENITOPE CORPORATION, a Delaware corporation having its principle place of business at 525 Penobscot Drive, Redwood City, California 94063 ("GENITOPE").

WHEREAS:

A BIOSYN is a company engaged in the marketing and development of pharmaceuticals, including pharmaceuticals for treating and preventing a number of diseases and conditions. BIOSYN is also engaged in the manufacture of biosyn KLH (Immucothel(R)/Vacmun(R)).

B BIOSYN has agreed to manufacture and sell KLH to GENITOPE, and GENITOPE has agreed to order exclusively from BIOSYN subject to the terms below.

C BIOSYN is pursuing a product license from the FDA for biosyn KLH (Immucothel(R)/Vacmun(R)).

THIS AGREEMENT WITNESSES AS FOLLOWS:

1.       INTERPRETATION

1.1      In this Agreement

         "biosyn KLH"               means the form of KLH manufactured by BIOSYN
                                    corresponding to the DMF (FDA File no.
                                    [*]) and having the specifications
                                    detailed on the Product Data Sheet attached hereto as Schedule 1 and incorporated by reference herein;

         "DMF" means the Drug Master File for biosyn KLH a copy of which has been filed with the FDA (no. [*]);

         "FDA"                      means the United States Food and Drug
                                    Administration;

                                       1.

         "Free Carrier"             bears the meaning set out in the incoterms
                                    1990, a copy of the relevant section of
                                    which is included as Schedule 3 hereto;

         "Further Term"             means any term of two (2) years subsequent
                                    to the Initial Term;

         "Genitope Vaccine"         means a vaccine preparation produced by
                                    GENITOPE comprising an idiotype protein
                                    derived from a patient's B cell lymphoma conjugated to KLH;

         "Initial Term"             means the first five (5) year term of this
                                    Agreement running from the date of execution for a period of five (5) years;

         "KLH" means Keyhole Limpet Hemocyanin, a protein from the giant limpet Megathura crenulata;

         "KLH Licence"              means the FDA product license for biosyn
                                    KLH. When ultimately granted by the FDA.

1.2      In this Agreement, a reference to:

         1.2.1 a document in the "agreed form" is a reference to a document in a form approved and for the purposes of identification signed by or on behalf of the Parties;

         1.2.2 persons includes a reference to anybody corporate, unincorporated association or partnership;

         1.2.3 a person includes a reference to that person's legal personal representatives, successors and permitted assigns;

         1.2.4 a Clause or Schedule, unless the context otherwise requires, is a reference to a clause or schedule of this Agreement;

         1.2.5 an agreement or other document is a reference to that agreement or documents as from time to time supplemented or amended:

1.3 The headings in this Agreement shall not affect the interpretation of this Agreement.

2.       OBLIGATIONS OF BIOSYN

2.1      BIOSYN shall use best efforts to:

                                       2.

         2.1.1 fulfill all orders made by GENITOPE in [ * ] for biosyn KLH, in so for as the total quantity ordered by GENITOPE for [ * ] is less than or equal to [ * ]; orders by GENITOPE shall be fulfilled promptly, and in any event within [ * ] of receiving an order (in substantially the form set out in Schedule 2) from GENITOPE;

         2.1.2 maintain sufficient manufacturing and supply capacity so as to enable it to fulfill all orders from GENITOPE,

         2.1.3 provide a minimum of [ * ] of biosyn KLH per [ * ] period to GENITOPE ("Genitope minimum requirement") during the Initial Term of this Agreement;

         2.1.4 ensure that all biosyn KLH supplied to GENITOPE is of merchantable quality, fit for its intended purpose, complies with any description applied to biosyn KLH and complies in all respects (including with regard to its manufacture) with the DMF and the KLH licence after being issued by the FDA.

2.2      BIOSYN may:

         2.2.1 refuse to fulfill orders made by GENITOPE in so far as a single order by GENITOPE exceeds [ * ] or the total quantity ordered by GENITOPE in any [ * ] exceeds [ * ], GENITOPE will be notified within seven (7) days of BIOSYN's receipt of any order which BIOSYN intends to refuse. BIOSYN shall refuse no orders that are in compliance with clause 2.1.1.

         2.2.2 Upon notice of refusal to fulfill an order and if BIOSYN will not inform GENITOPE about a new delivery term within [ * ], GENITOPE may seek and obtain suitable replacement (or substitute) KLH from another vendor.

3.       OBLIGATIONS OF GENITOPE

         GENITOPE shall order [ * ] from BIOSYN in the form of biosyn KLH subject to the terms of clause 2.2.2.

4.       ORDERS FOR BIOSYN KLH

4.1 All orders for biosyn KLH will be placed by GENITOPE in writing and shall be in substantially the form set out in Schedule 2.

4.2 The biosyn KLH shall be supplied to GENITOPE by BIOSYN in accordance with the terms of this Agreement and the orders accepted by BIOSYN subject to the terms of clauses 2.1 and 2.2.

4.3 GENITOPE may by notice to BIOSYN reject all or any part of any order of biosyn KLH which:

                                       3.

         4.3.1 has not been manufactured in accordance with the specifications set out in the DMF or in the KLH licence after being issued by the FDA.

         4.3.2    is not of GMP quality or;

         4.3.3    is not fit for its intended purpose or;

         4.3.4    does not comply with any description applied to it.

                  Provided that such notice of rejection shall be given GENITOPE within [ * ] of actual receipt by GENITOPE at the address for delivery specified in the purchase order provided by GENITOPE. Where all or any part of any order of biosyn KLH is rejected by GENITOPE such biosyn KLH shall be returned to BIOSYN at the risk and expense of BIOSYN for replacement forthwith by BIOSYN.

4.4 All orders of biosyn KLH shall be supplied and delivered to GENITOPE by BIOSYN Free Carrier subject to the terms of clause 4.3.4.

4.5 For the avoidance of doubt, title and risk in respect of biosyn KLH supplied by BIOSYN to GENITOPE shall pass on completion of delivery in accordance with clause 4.4 above, subject to the terms of clause 4.3.4.

5.       PRICE AND PAYMENT

5.1 The price to be paid by GENITOPE to BIOSYN for biosyn KLH shall be [ * ] (or European Substitute) such price to be reviewed annually (upward or downwards) and such review to reflect changes in the costs of production of biosyn KLH. In no case shall an annual increase exceed [
         * ].

5.2 Payment for biosyn KLH accepted by GENITOPE shall be made by GENITOPE to BIOSYN within [ * ] in which biosyn KLH is actually received by GENITOPE at the address specified in the purchase order provided by GENITOPE in DM or European Substitute.

6.       BIOSYN DMF

6.1 In consideration of the obligations undertaken by GENITOPE in this Agreement, BIOSYN hereby agrees and undertakes to allow the FDA on behalf of GENITOPE full, unconditional and unrestricted access to the biosyn DMF for the purpose of the development, registration, use and sale of the Genitope Vaccine.

6.2 BIOSYN, at the request of GENITOPE, provide written authority to access the biosyn DMF to the FDA or any other such authority as is mentioned in clause 6.1 above. BIOSYN hereby undertakes to provide to the FDA all such authorization to access and use, on behalf of GENITOPE, the biosyn DMF and all other documentation and authority as they may from time to time require.

                                       4.

7.       TERM

         This Agreement shall (unless terminated at an earlier date pursuant to clause 10) continue in force for an Initial term of five (5) years from the date of this Agreement and shall extend to a Further Term of two
         (2) years on expiration of the Initial Term unless terminated by either Party giving to the other notice by recorded letter six (6) months before the termination of this Agreement.

8.       FAILURE TO PERFORM

8.1      Breach by the Parties occurs when:

         8.1.1    BIOSYN fails to comply with the terms of clause 2.2.1; or

         8.1.2    GENITOPE fails to comply with the terms of clauses 3 or 5.2.

8.2 In the event either Party fails to perform their obligations under clause 8.1 of this Agreement, the other Party shall give notice to the Party which has failed to perform as provided in clause 15. The Party failing to perform shall be allowed [ * ] to cure their breach. Failure to cure within [ * ] permits the non-breaching Party, without limitation to other remedies, to terminate this Agreement pursuant to section 9 (below).

8.3 In the event BIOSYN fails to perform pursuant to the events of clause 8.1.1, GENITOPE is entitled to attempt to cover by obtaining pharmaceutical grade (cGMP) KLH from another source without prejudice to any other remedy.

9.       TERMINATION

9.1 Either Party may terminate this Agreement upon either of the events of clause 8.1 or clause 9.2. If termination however is pursuant to clause 9.2, BIOSYN agrees that it will not withdraw supplies of biosyn KLH required for the completion of any clinical trial conducted by GENITOPE ongoing at the time of BIOSYN's notice of termination.

9.2 Events that permit termination, other than the events of clause 8.1, are:

         9.2.1 the passing by the Breaching Party of a resolution for its winding-up or the making by a court of competent jurisdiction of an order for the winding-up of the other Party of the dissolution of the Breaching Party;

         9.2.2 the making of an administration order in relation to the Breaching Party or the appointment of a receiver over, or the taking of possession or sale by an encumbrance of, any of the Breaching Party's assets;

         9.2.3 the Breaching Party making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors generally.

                                       5.

10.      CONSEQUENCES OF TERMINATION

10.1 Subject always to clause 9.1 (above) and clause 10 (below) all rights and obligations of the parties shall cease to have effect immediately upon termination of this Agreement except that termination shall not affect:

         10.1.1 the accrued rights and obligations of the parties at the date of termination; and

         10.1.2 the continued existence and validity of the rights and obligations of the parties under clauses 2 and 5.2 (but only in respect of any orders made by GENITOPE prior to the date of termination) and clause 10 and any provisions of this Agreement necessary for the interpretation or enforcement of this Agreement.

10.2 Notwithstanding any other provision of this Agreement if this Agreement terminates pursuant to clause 9 or is terminated by BIOSYN pursuant to clause 8, then, in addition to those clauses which survive pursuant to clause 10.1, [ * ] of this Agreement shall continue in force for a period of two (2) years from the date of such termination. In respect to clause 6 both Parties shall negotiate in good faith an agreement on how to procede and the time period for survival of clause 6.

11.      COSTS

         Except as otherwise expressly provided in this Agreement, each Party shall pay its own costs of and incidental to the negotiation, preparation, execution and implementation by it of this Agreement and of all other documents referred to in it.

12.      FURTHER ASSURANCE

         Each Party shall at its own cost do and execute or procure to be done and executed all necessary acts, agreements, documents and things reasonably within its power to give effect to this Agreement.

13.      GENERAL

13.1 This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all such previous agreements.

13.2 No modification of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.

13.3 The failure to exercise or delay in exercising a right or remedy under this Agreement shall not constitute a waiver of the right or remedy or a waiver of any

                                       6.

         other rights or remedies and no single or partial exercise of any right or remedy or the exercise of any other right or remedy.

13.4 Except as expressly provided in this Agreement the rights and remedies contained in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

13.5 Any date, time or period referred to in this Agreement is of the essence except only to the extent of which the Parties agree in writing to vary it in which event the varied date, time or period is of the essence.

13.6 Nothing in this Agreement be construed as creating a partnership between the Parties or as constituting either Party as the agent of the other Party for any purpose whatsoever and neither Party shall have the authority or power to bind the other Party or to contract in the name of or create a liability against the other Party in any way or for any purpose.

13.7 BIOSYN shall perform services for GENITOPE as an independent contractor and shall have complete control over its employees.

14.      ASSIGNMENT

         Neither Party shall assign or transfer or purport to assign or transfer any of its rights or obligations under this Agreement except with the prior written consent of the other Party and save that GENITOPE may at any time assign or transfer any of its rights or obligations under this Agreement to any agent of the GENITOPE without the consent of BIOSYN.

15.      NOTICES

15.1 Any notice or other communication under or in connection with this Agreement shall be in writing in the English language and shall be delivered personally or sent by first class post pre-paid recorded delivery and air mail or by telefax, to the Party due to receive the notice or communication at its address set out in this Agreement or such other address as either Party may specify by notice in writing to the other.

15.2 In the absence of evidence of earlier receipt, any notice or other communication shall be deemed to have been duly given:

         15.2.1 if delivered personally, when left at the address referred to in clause 15.1;

         15.2.2 if sent by mail other than air mail, six (6) days after posting it;

         15.2.3   if sent by air mail, six (6) days after posting it; and

         15.2.4   if sent by telefax, when clearly received in full.

                                       7.

16.      GOVERNING LAW AND JURISDICTION

16.1 This Agreement is governed by, and shall be construed in accordance with German law.

16.2 All disputes, controversies or differences which may arise between the Parties in connection with this Agreement, if not otherwise resolved, shall be settled preferentially by negotiation, and finally by arbitration in accordance with the rules of conciliation and arbitration of the International Chamber of Commerce. Such arbitration shall be held in Paris, France and any award shall be binding upon the Parties.

16.3 Each Party agrees that the process by which any proceedings are begun pursuant to clause 16.2 may be served on BIOSYN by being delivered in accordance with clause 15.2. Nothing contained in this paragraph shall affect the right to serve process in any other manner permitted by law.

16.4 This Agreement is drawn up in the English language and if this Agreement is translated into any language other than the English language this version shall prevail.

17.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts each of which when executed and delivered shall be an original, but all the counterparts together shall constitute one and the same instrument.

         As WITTNESS the hands of the Parties or their duly authorised representatives the day and year first above written.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                       8.

                                   SCHEDULE 1

                               PRODUCT DATA SHEET

                                     [ * ]

  [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
   BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
    EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933,
                                  AS AMENDED.

                                      S1-1.

                                   SCHEDULE 2

                                 PURCHASE ORDER

TO:      biosyn Arzneimittel GmbH
         Schorndorfer Strasse 32
         D-70734 Fellbach
         Germany

FROM:    Genitope Corporation
         525 Penobscot Drive
         Redwood City, California 94063
         USA

Please find below an order for biosyn KLH made in accordance with the terms of the Collaboration Agreement entered into between us on

Date of order:

Quantity of order:

Delivery Date:                      within [ * ] from date of order

Address in the
USA for delivery:

Price:

Payment Date:                       [ * ] in which order actually received at
                                    USA address for delivery.

Please confirm your acceptance of this order within [ * ] of the date hereof by completing the acceptance form below and returning it to us, for the attention of _______________ by fax (fax number 001-415-482-2002).

_________________________________________
Signed
For and on behalf of Genitope Corporation

_________________________________________
Date, Place

                                     S2-1.

Order acceptance by biosyn Arzneimittel GmbH

_________________________________________
Signed
For and on behalf of biosyn Arzneimittel GmbH

_________________________________________
Date, Place

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                     S2-2.

                                   SCHEDULE 3

                                  FREE CARRIER

THE CARRIER ... (NAMED PLACE) FCA

"The Carrier" means that the seller fulfils his obligation to deliver when he has handed over the goods, cleared for export, into the ________ of the carrier named by the buyer at the named place or point. __________ precise point is indicated by the buyer, the seller may chose _____ in the place or range stipulated where the carrier shall take the __________ into his charge. When, according to commercial practice, the __________ assistance is required in making the contract with the carrier (such as in rail or air transport) the seller may act at the buyer's risk or expense.

____ term may be used for any mode of transport, including multimodal transport.

"Carrier" means any person who, in a contract of carriage, under-________ to perform or to procure the performance of carriage by rail, land, sea, air, inland waterway or buy a combination of such modes. The buyer instructs the seller to deliver the cargo to a person, e.g. a ________ forwarder who is not a "carrier", the seller ist deemed to have filled his obligation to deliver the goods when they are in the cus-______ of that person.

"Transport terminal" means a railway terminal, a freight station, a container terminal or yard, a multipurpose cargo terminal or any similar receiving point.

"Container" includes any equipment used to unitise cargo, e.g. all _______ of containers and/or flats, whether ISO accepted or not, trail-____, swap bodies, ro-ro equipment, igloos, and applies to all modes of transport.

A.     THE SELLER MUST                                                B.     THE BUYER MUST

A.1    PROVISION OF GOODS IN CONFORMITY WITH CONTRACT                 B.1    PAYMENT OF THE PRICE

Provide the goods and the commercial invoice, or its                  Pay the price as provided in the contract of sale.
equivalent electronic message, in conformity with the
contract of sale and any other evidence of conformity
which may be required by the contract.

A.2    LICENCES, AUTHORIZATIONS AND FORMALITIES                       B.2    LICENCES, AUTHORISATIONS AND FORMALITIES

Obtain at his own risk and expense any export licence or              Obtain at his own risk and expense any import licence or
other official authorisation and carry out all customs                other official authorisation and carry out all customs
formalities necessary for the exportation of the                      formalities for the importation of the goods and, where
goods.                                                                necessary, for their transit through another country.
A.3    CONTRACT OF CARRIAGE AND INSURANCE
                                                                      B.3    CONTRACT OF CARRIAGE
a)     Contract of carriage
       No obligation. However, if requested by the buyer              Contract at his own expense for the carriage of the goods
       or if it is commercial practice and the buyer does             from the named place, except as provided for in A.3.a).
       not give an instruction to the contrary in due
       time, the seller may contract for carriage on usual
       terms at the buyer's risk and expense. The seller
       may decline to make the contract and, if he does,
       shall promptly notify the buyer accordingly.

                                     S3-1.

b)     Contract of insurance
       No obligation.

A.4    DELIVERY                                                       B.4    TAKING DELIVERY

Deliver the goods into the custody of the carrier or                  Take delivery of the goods in accordance with A.4.
another person (e.g. a freight forwarder) named by the
buyer, or chosen by the seller in accordance with A.3.a),
at the named place or point (e.g. transport terminal or
other receiving point) on the date or within the period
for delivery and in the manner agreed or customary at such
point. If no specific point has been agreed, and if there
are several points available, the seller may select the
point at the place of delivery which best suits his
purpose. Failing precise instructions ___ the buyer, the
seller may deliver ____ goods to the carrier in such a
manner as the transport mode of ___ carrier and the
quantity and/or ____ of the goods may require.

________ to the carrier is completed:

I) In the case of RAIL TRANSPORT when the goods constitute a wagon load (or a container load carried by rail) the seller has to load the wagon or container in the appropriate manner. Delivery is completed when the loaded wagon or container is taken over by the railway or by another person acting on its behalf.

       When the goods do not constitute a wagon or container load, delivery is completed when the seller has handed over the goods at the railway receiving point or loaded them into a vehicle provided by the railway.

II) In the case of road transport when loading takes place at the seller's premises, delivery is completed when the goods have been loaded on the vehicle provided by the buyer.

       When the goods are delivered to the carrier's premises, delivery is completed when they have been handed over to the road carrier or to another person acting on his behalf.

III) In the case of transport by Inland waterway when loading takes place at the seller's premises, delivery is completed when the goods have been loaded on the carrying vessel provided by the buyer.

       When the goods are delivered to the carrier's premises, delivery is completed when they have been handed over to the inland waterway carrier or to another person acting on his behalf.

                                      S3-2.

IV) In the case of SEA TRANSPORT when the goods constitute a full container load (FCL), delivery is completed when the loaded container is taken over by the sea carrier. When the container has been carried to an operator of a transport terminal acting on behalf of the carrier, the goods shall be deemed to have been taken over when the container has entered into the premises of that terminal.

       When the goods are less than a container load
       (LCL), or are not to be containerised, the seller has to carry them to the transport terminal.
       Delivery is completed when the goods have been handed over to the sea carrier or to another person acting on his behalf.

V) In the case of AIR TRANSPORT, delivery is completed when the goods have been handed over to the air carrier or to another person acting on his behalf.

VI) In the case of UNNAMED TRANSPORT, delivery is completed when the goods have been handed over to the carrier or to another person acting on his behalf.

VII) In the case of MULTIMODAL TRANSPORT, delivery is completed when the goods have been handed over as specified in I) - VI), as the case may be.

A.5    TRANSFER OF RISKS                                              B.5    TRANSFER OF RISKS

Subject to the provisions of B.5., ____ all risks of loss             Bear all risks of loss of or damage to the goods from the
of or damage to ____ goods until such time as they have               time they have been delivered in accordance with A.4.
been delivered in accordance A.4.
                                                                      Should he fail to give notice in accordance with B.7., or
                                                                      should the carrier named by him fail to take the goods
                                                                      into his charge, bear all risks of loss of or damage to
                                                                      the goods from the agreed date or the expiry date of any
                                                                      period stipulated for delivery, provided, however, that
                                                                      the goods have been duly appropriated to the contract,
                                                                      that is to say, clearly set aside or otherwise identified
                                                                      as the contract goods.

A.6    DIVISION OF COSTS                                              B.6    DIVISION OF COSTS

Subject to the provisions of B.6
                                                                      Pay all costs relating to the goods from the time when
a)   pay all costs relating to the goods until such time              they have been delivered in accordance with A.4.
     as they have been delivered to the carrier in
     accordance with A.4.;                                            Pay any additional costs incurred, either because he fails to name the carrier, or the carrier named by him fails to
b)   pay the costs of customs formalities as well as all              take the goods into his charge at the agreed time, or
     duties, taxes, and other official charges payable                because he has failed to give appropriate notice in
     upon exportation.                                                accordance with B.7.;


                                     S3-3.

                                                                      provided, however, that the goods have been
                                                                      duly appropriated to the contract, that is
                                                                      to say, clearly set aside or otherwise
                                                                      identified as the contract goods.

                                                                      Pay all duties, taxes and other official
                                                                      charges as well as the costs of carry out
                                                                      customs formalities payable upon importation
                                                                      of the goods and, where necessary, for their
                                                                      transit through another country.

A.7    NOTICE TO THE BUYER                                            B.7    NOTICE TO THE SELLER

Give the buyer sufficient notice that the goods have been             Give the seller sufficient notice of the name of the
delivered into the custody of the carrier. Should the                 carrier and, where necessary, specify the mode of
carrier fail to take the goods into his charge at the time            transport, as well as the date or period for delivery the
agreed, the seller must notify the buyer accordingly.                 goods to him, as the case may be, of the point within the
                                                                      place where the goods should be delivered to the carrier.

A.8    PROOF OF DELIVERY, TRANSPORT DOCUMENT OR EQUIVALENT            B.8    PROOF OF DELIVERY, TRANSPORT DOCUMENT OR EQUIVALENT
       ELECTRONIC MESSAGE                                                    ELECTRONIC MESSAGE

Provide the buyer at the seller's expense, it customary,              Accept the proof of delivery in accordance with A.8.
with the usual document in proof of delivery of the goods
in accordance with A.4.

Unless the document referred to in the preceding paragraph is the transport document, render the buyer at the latter's request, risk and expense, every assistance in obtaining a transport document for the contract of carriage (for example, a negotiable bill of lading, a non-negotiable sea waybill, an inland waterway document, an air waybill, a railway consignment note, a road consignment note, or a multimodal transport document).

When the seller and the buyer have agreed to communicate electronic ally, the document referred to in the preceding paragraph may be re placed by an equivalent electronic data interchange (EDI) message.

A.9    CHECKING - PACKAGING - MARKING                                 B.9    INSPECTION OF GOODS

____ the costs of those checking qualifications (such as              Pay, unless otherwise agreed, the costs of pre-shipment
checking quail_____, measuring, weighing, counting) such              inspection except when mandated by the authorities of the
are necessary for the purpose of delivering the goods to              country of exportation.
the carrier.

Provide at his own expense packaging (unless it is usual for the particular trade to send the goods of the contract description unpacked) such is required for the transport of ___ goods, to the extent that the circumstances relating to the transport (_______, modalities, destination) are made known to the seller before the contract of sale is concluded. Packaging is to be marked appropriately.

                                     S3-4.

A.10   OTHER OBLIGATIONS                                              B.10   OTHER OBLIGATIONS

______ the buyer at the latter's request, risk and                    Pay all costs and charges incurred in obtaining the
expense, every assistance in obtaining any documents and              documents or equivalent electronic messages mentioned in
equivalent electronic messages (other than those mentioned            A.10. and reimburse those incurred by the seller in
in A.8) ________ or transmitted in the country delivery               rendering his assistance in accordance therewith and in
and/or of origin which the buyer may require for the                  contracting for carriage in accordance with A.3.a).
importation of the goods and, where necessary, for their
transit through another country.                                      Give the seller appropriate instructions whenever the
                                                                      seller's assistance in contracting for carriage is
Provide the buyer, upon request, with the necessary                   required in accordance with A.3.a).
information for procuring insurance.

                                     S3-5.

Signed by:                                  /s/ Dan W. Denney Jr.
                                            --------------------------------
For and on behalf of                        Chairman & Chief Scientific Officer
GENITOPE CORPORATION                        9 November 1998

Signed by:                                  /s/ T. Stiefel
                                            --------------------------------
For and on behalf of                        9 December 1998
BIOSYN ARZNEIMITTEL GMBH

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      S3-6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                         AMENDMENT TO SUPPLY AGREEMENT

         This Amendment to Supply Agreement (this "Amendment") is made as of May 25, 2000, by and among biosyn Arzneimittel GmbH, a company incorporated in Germany ("BIOSYN"), and Genitope Corporation, a Delaware corporation ("GENITOPE"), who agree as follows:

         1.       Recitals.

                  1.1 BIOSYN and GENITOPE are parties to a Supply Agreement dated December 9, 1998 (the "Supply Agreement"), pursuant to which BIOSYN is manufacturing and selling KLH (Irnmucothel(R)Vacmun(R)) to GENITOPE; said Supply Agreement is incorporated by reference herein.

                  1.2 BIOSYN and GENITOPE desire to amend the Supply Agreement as set forth in this Amendment.

         2. Performance by biosyn California. BIOSYN may at its perform its obligations under the Supply Agreement, in whole or in part through biosyn Corporation, a California corporation ("BIOSYN CALIFORNIA").

         3.       Shipment and Delivery:

                  3.1 Orders received by BIOSYN or BIOSYN CALIFORNIA after April 1, 2000 will be shipped from BIOSYN CALIFORNIA's facility in Carlsbad, California ("Carlsbad").

                  3.2 Orders received before April 1, 2000 will be processed at Carlsbad and product shipped from Fellbach, Germany.

                  3.3 All orders shipped from Fellbach, Germany will be shipped in accordance with Sections 4.4 and 4.5 of the Supply Agreement; provided, that for all orders less than [ * ] shipped from Fellbach, Germany, GENITOPE shall pay to BIOSYN a packaging charge of [ * ].

                  3.4 All orders shipped, from Carlsbad will be shipped in accordance with the following provisions:

                           3.4.1 GENITOPE will pay all freight, duty and associated taxes, including any insurance GENITOPE instructs to be placed, for the delivery of the biosyn KLH to GENITOPE.

                           3.4.2 Title to the biosyn KLH will pass to GENITOPE upon [ * ]. Risk of loss shall remain with BIOSYN until the title of the batches passes to GENITOPE at [ * ].

                           3.4.3 For all orders less than [ * ], shipped from Carlsbad, GENITOPE will pay BIOSYN a packing charge of [ * ].

                           3.4.4    All other shipping terms will be in
         accordance with BIOSYN's standard practices.

         4.       Price and Payment.

                  4.1 Section 5.12 of the Supply Agreement is amended to read as follows:

                                      A-1.

                  "5.1 The price to be paid by GENITOPE to BIOSYN for biosyn KLH for the year 2000 shall be [ * ], such price to be reviewed annually (upward or downwards) and such review to reflect changes in the costs of production of biosyn KLH. In no case shall an annual increase exceed [ * ]; provided, that GENITOPE continues to order [ * ]

                  4.2 Section 5.2 of the Supply Agreement is amended to read as follows:

                  "5.2 Payment for biosyn KLH accepted by GENITOPE shall be made by GENITOPE to BIOSYN within [ * ] in which biosyn KLH is actually received by GENITOPE at the address specified in the purchase order provided by GENITOPE in USD."

         5. Full Force. The Supply Agreement remains in full force and, except as expressly set forth above, the Supply Agreement is unmodified.

                                    BIOSYN ARZNIMITTEL GMBH

                                    By: /s/ Shammana N. Muddulcrishna
                                        ------------------------------------
                                    Name: Shammana N. Muddulcrishna, Ph.D._

                                    Title:  Director

                                    GENITOPE CORPORATION

                                    By: /s/ Dan W. Denney, Jr.
                                        ------------------------------------

                                    Name: Dan W. Denney, Jr.

                                    Title:  CEO

                                    [ * ] = CERTAIN CONFIDENTIAL INFORMATION
                                    CONTAINED IN THIS DOCUMENT, MARKED BY
                                    BRACKETS, HAS BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION PURSUANT TO RULE 406 OF THE
                                    SECURITIES ACT OF 1933, AS AMENDED.

                                      A-2.